EX-5.a

                                          JACKSON NATIONAL LIFE
Perspective B Series (05/05)              INSURANCE COMPANY(R) [GRAPHIC OMITTED]
                                                 Home Office: Lansing, Michigan
INDIVIDUAL MODIFIED SINGLE PREMIUM DEFERRED                         WWW.JNL.COM
VARIABLE AND FIXED ANNUITY APPLICATION (VA240)

See back page for mailing address.

USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME                    Date of Birth (mm/dd/yyyy)              SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
       M   F      Yes   No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)   E-Mail Address
                                       M   F     Yes   No
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ANNUITANT'S NAME (if other than Owner)                                          SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)   E-Mail Address
                                       M   F      Yes   No
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JOINT ANNUITANT'S NAME                                                          SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)
                                       M   F      Yes   No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                            SSN/TIN (include dashes)                Percentage (%)

Primary         --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                  SSN/TIN (include dashes)          Percentage (%)

__ Primary      --------------------------------------------------------------------------------------------------------------------
__ Contingent   Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                  SSN/TIN (include dashes)          Percentage (%)

__ Primary      --------------------------------------------------------------------------------------------------------------------
__ Contingent   Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                  SSN/TIN (include dashes)          Percentage (%)

__ Primary      --------------------------------------------------------------------------------------------------------------------
__ Contingent   Relationship to Owner           Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__   Non-Tax Qualified                    __   IRA - Individual*                __   IRC 1035 Exchange
__   401(k) Qualified Savings Plan        __   IRA - Custodial*                 __   Direct Transfer
__   HR-10 (Keogh) Plan                   __   IRA - Roth*                      __   Direct Rollover
__   403(b) TSA (Direct Transfer Only)    *Tax Contribution Years and Amounts:  __   Non-Direct Rollover
__   IRA - SEP                                 Year: ____ $_____                __   Roth Conversion
__   Other ___________________________         Year: ____ $_____

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. ON WRITTEN REQUEST, JACKSON NATIONAL LIFE WILL PROVIDE TO THE CONTRACT OWNER
WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THIS CONTRACT. IF FOR ANY REASON
THE CONTRACT OWNER IS NOT SATISFIED, THE CONTRACT MAY BE RETURNED TO THE COMPANY OR PRODUCER WITHIN 20 DAYS AFTER DELIVERY, AND
THE CONTRACT VALUE WILL BE RETURNED.


VDA 114                                                                                                                 V4773  05/05
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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

     Please select only one option:

     1. __ Return of Premium Death Benefit

     2. __ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)

     3. __ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)

     4. __ Highest Anniversary Value Death Benefit

     5. __ Combination of Options 2 and 4 above.

     6. __ Combination of Options 3 and 4 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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A. EARNINGS PROTECTION BENEFIT                                       C. CONTRACT ENHANCEMENT OPTIONS (MAY SELECT ONLY ONE)
     __ EarningsMax(SM)                                                   __ 2% of first-year premium
                                                                          __ 3% of first-year premium
B. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)                __ 4% of first-year premium
     __ SafeGuard 7 Plus(SM)
        (Guaranteed Minimum Withdrawal Benefit)                      D. WITHDRAWAL OPTIONS (MAY SELECT ONLY ONE)
     __ LifeGuard(SM) 5                                                   __ 20% Free Withdrawal Benefit/1/
        (5% For Life Guaranteed Minimum Withdrawal Benefit)               __ 4-Year Withdrawal Charge Schedule
     __ LifeGuard(SM) 4
        (4% For Life Guaranteed Minimum Withdrawal Benefit)
     __ FutureGuard(SM)
        (Guaranteed Minimum Income Benefit)


                                  ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

                         /1/ May not be selected in combination with either the 3% or 4% Contract Enhancement.

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INITIAL PREMIUM                                                 INCOME DATE
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                                                                PLEASE SPECIFY DATE (mm/dd/yyyy): _________________________
Amount of premium with application: $_______________            If an Income Date is not specified, age 90 (age 70(1/2) for
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE                Qualified Plans) of the Owner will be used.
INSURANCE COMPANY(R)
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CAPITAL PROTECTION PROGRAM
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__ Yes  __ No   If "No", please proceed to the Premium Allocation Section.
                (If no selection is made, JNL will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

  __ 1-Year        __ 3-Year        __ 5-Year        __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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PREMIUM ALLOCATION                                                       TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER    PORTFOLIOS                                                    NUMBER         PORTFOLIOS

196 ____% JNL(R)/AIM Large Cap Growth                                   189 ____% JNL/Mellon Capital Management Financial Sector
195 ____% JNL/AIM Small Cap Growth                                      188 ____% JNL/Mellon Capital Management Pharmaceutical/
114 ____% JNL/Alger Growth                                                        Healthcare Sector
125 ____% JNL/Alliance Capital Growth                                   187 ____% JNL/Mellon Capital Management Technology Sector
115 ____% JNL/Eagle Core Equity                                         054 ____% JNL/Mellon Capital Management Enhanced S&P 500
116 ____% JNL/Eagle SmallCap Equity                                               Stock Index
150 ____% JNL/FMR Balanced                                              173 ____% JNL/Oppenheimer Global Growth
101 ____% JNL/FMR Capital Growth                                        174 ____% JNL/Oppenheimer Growth
126 ____% JNL/JPMorgan International Value                              127 ____% JNL/PIMCO Total Return Bond
132 ____% JNL/Lazard Mid Cap Value                                      105 ____% JNL/Putnam Equity
131 ____% JNL/Lazard Small Cap Value                                    113 ____% JNL/Putnam International Equity
123 ____% JNL/Mellon Capital Management S&P 500(R) Index                148 ____% JNL/Putnam Midcap Growth
124 ____% JNL/Mellon Capital Management S&P(R) 400                      106 ____% JNL/Putnam Value Equity
          MidCap Index                                                  136 ____% JNL/Salomon Brothers High Yield Bond
128 ____% JNL/Mellon Capital Management Small Cap Index                 110 ____% JNL/Salomon Brothers Strategic Bond
129 ____% JNL/Mellon Capital Management International Index             109 ____% JNL/Salomon Brothers U.S. Government & Quality
133 ____% JNL/Mellon Capital Management Bond Index                                Bond
145 ____% JNL/Mellon Capital Management The Dow(SM) 10                  104 ____% JNL/Select Balanced
193 ____% JNL/Mellon Capital Management The S&P 10                      103 ____% JNL/Select Global Growth
183 ____% JNL/Mellon Capital Management Global 15                       102 ____% JNL/Select Large Cap Growth
184 ____% JNL/Mellon Capital Management 25                              107 ____% JNL/Select Money Market
186 ____% JNL/Mellon Capital Management Select Small-Cap                179 ____% JNL/Select Value
224 ____% JNL/Mellon Capital Management JNL 5                           111 ____% JNL/T. Rowe Price Established Growth
222 ____% JNL/Mellon Capital Management NASDAQ(R) 15                    112 ____% JNL/T. Rowe Price Mid-Cap Growth
223 ____% JNL/Mellon Capital Management Value Line(R) 25                149 ____% JNL/T. Rowe Price Value
225 ____% JNL/Mellon Capital Management VIP
191 ____% JNL/Mellon Capital Management Communications Sector           THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS
185 ____% JNL/Mellon Capital Management Consumer Brands Sector          227 ____% JNL/S&P Managed Conservative
190 ____% JNL/Mellon Capital Management Energy Sector                   226 ____% JNL/S&P Managed Moderate
                                                                        117 ____% JNL/S&P Managed Moderate Growth
__ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios            118 ____% JNL/S&P Managed Growth
selected  above and the 1-year Fixed  Account (if  selected)            119 ____% JNL/S&P Managed Aggressive Growth
will participate in the program. The 3-, 5- and 7-year Fixed
Accounts are not available for Automatic Rebalancing.                   FIXED ACCOUNT OPTIONS
                                                                        041 ____ % 1-year        045 ____ % 5-year
Frequency:   __  Monthly       __  Quarterly                            043 ____ % 3-year        047 ____ % 7-year
             __  Semi-Annual   __  Annual
                                                                        DCA+ ($15,000 CONTRACT MINIMUM)
Start Date: ________________                                            030 ____% 6-month    IF DCA+ IS SELECTED, YOU MUST ATTACH
                                                                        032 ____% 12-month   THE SYSTEMATIC INVESTMENT FORM (V4775).
If  no  date  is  selected,   the  program  will  begin  one
month/quarter/half year/year (depending on the frequency you            DCA+ provides an automatic  monthly transfer to the selected
selected)  from the  date  JNL  applies  the  first  premium            Portfolio(s)  so the entire amount invested in this program,
payment.                                                                plus  earnings,  will be  transferred by the end of the DCA+
                                                                        term selected.

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                                ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                             RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                   ___ Yes ___ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent ___ I do not consent ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except __________________________) from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.
5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)                       DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature *             Annuitant's Signature (if other than Owner)

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Joint Owner's Signature *       Joint Annuitant's Signature (if other than Joint
                                Owner)

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         PLEASE COMPLETE PRODUCER/REPRESENTATIVE'S STATEMENT ON PAGE 5.
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VDA 114                                                              V4773 05/05


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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)

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Phone No. (include area code)

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Producer/Representative's Signature     Date Signed (mm/dd/yyyy)

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Address (number and street)             City, State, ZIP

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E-Mail Address

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Contact your home office for program information.
      ___ Option A   ___ Option B   ___ Option C
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Broker/Dealer Name              Broker/Dealer Representative No.

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JNL Producer/Representative No.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

    REGULAR MAIL                        OVERNIGHT MAIL
JNL(R) Service Center                 JNL Service Center
   P.O. Box 17240                8055 E. Tufts Ave., 2nd Floor
Denver, CO 80217-0240                  Denver, CO 80237

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/701-0125
                           E-Mail: contactus@jnli.com


IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

     REGULAR MAIL                       OVERNIGHT MAIL
JNL/IMG Service Center              JNL/IMG Service Center
    P.O. Box 30392                      1 Corporate Way
Lansing, MI 48909-7892                 Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5534
                           E-Mail: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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